UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into Material Definitive Agreement.

On May 25, 2017, Aerie Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement with Cantor Fitzgerald & Co. (“Cantor”), relating to the registered public offering (the “Offering”) of 1,395,349 shares of the Company’s common stock, par value $0.001 per share, at a price to the public of $53.75 per share. The Offering closed on June 1, 2017 and the Company received net proceeds, after deducting underwriting discounts and commissions and other offering expenses payable by the Company, of approximately $72.4 million. The Offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-213643) which became effective upon its filing on September 15, 2016.

The underwriting agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification of Cantor by the Company for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the underwriting agreement does not purport to be complete and is qualified by reference to such agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

The Company entered into a sales agreement with Cantor on May 25, 2017, under which it sold 906,858 shares of its common stock with an aggregate sales price of $50.0 million through Cantor, acting as its sales agent. Accordingly, the Company paid customary fees and commissions for these transactions.

A copy of the opinion of Fried, Frank, Harris, Shriver & Jacobson LLP relating to the validity of the issuance and sale of shares of the Company’s common stock pursuant to the underwriting agreement is also filed herewith as Exhibit 5.1. The underwriting agreement and the opinion filed herewith are incorporated by reference into the above referenced registration statement on Form S-3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Item 1.01 are filed herewith:

1.1	Underwriting Agreement, dated May 25, 2017, by and between Aerie Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 1, 2017	By:	/s/ Richard J. Rubino
Richard J. Rubino Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated May 25, 2017, by and between Aerie Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).